UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

PHOTONIC PRODUCTS GROUP, INC.
 (Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Legrand Avenue, Northvale, NJ	07647
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-767-1910

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation

At the 2010 Annual Meeting of Shareholders of Photonic Products Group, Inc. (the “Company”) held on June 2, 2010 (the “Annual Meeting”), the shareholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation, as amended, providing for the classification of the Company’s Board of Directors into three (3) classes with staggered three (3) year terms of office.  Prior to the Amendment, the Company’s Restated Certificate of Incorporation, as amended, provided for one (1) year terms for the Directors.  The Certificate of Amendment was filed with the State of New Jersey Department of the Treasury on the same date as the Annual Meeting and is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, shareholders representing 10,037,629 shares or 86.85% of the 11,556,729 shares of common stock outstanding on the record date of April 8, 2010 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting.  Matters voted upon at the Annual Meeting were as follows:

Proposal One:  Amendment of the Company’s Restated Certificate of Incorporation, as amended, to provide for the classification of the Board of Directors into three (3) classes with staggered terms of office.

The proposal was approved.  Voting for Proposal One was as follows:

	For	Against	Abstain	Broker non-vote

Proposal One	6,297,721	227,378	35,000	3,477,530

Proposal Two: The election of six (6) directors to the Board of Directors to hold office for staggered terms and until their respective successors have been elected.

All of the Board’s nominees were elected.  Voting for Proposal Two was as follows:

	Authority
Proposal Two	For	Withheld	Broker non-vote
Class I Directors — Term Expires in 2011
Dennis G. Romano	6,430,765	129,334	3,477,530
N.E. Rick Strandlund	6,430,765	129,334	3,477,530
Class II Directors — Term Expires in 2012
Luke P. LaValle, Jr.	6,484,499	75,600	3,477,530
Joseph J. Rutherford	6,551,299	8,800	3,477,530
Class III Directors — Term Expires in 2013
Thomas H. Lenagh	6,484,499	75,600	3,477,530
Jan M. Winston	6,484,499	75,600	3,477,530

Proposal Three: Approval of the PPGI, Inc. 2010 Equity Compensation Program

The proposal was approved.  Voting for Proposal Three was as follows:

	For	Against	Abstain	Broker non-vote

Proposal Three	6,159,921	395,178	5,000	3,477,530

Proposal Four. Ratification of Holtz Rubenstein Reminick, LLP as the Independent Registered Public Accounting Firm.

Holtz Rubenstein Reminick, LLP was ratified as the Independent Registered Public Accounting Firm.  Voting for Proposal Four was as follows:

	For	Against	Abstain

Proposal Four	10,020,773	200	16,656

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTONIC PRODUCTS GROUP, INC.

Date: June 7, 2010	By:	/s/ William J. Foote
William J. Foote
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Photonic Products Group, Inc., dated June 2, 2010.